As filed with the Securities and Exchange Commission on July 2, 2026

Registration No. 333-

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________

FORM S‑8

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
_________________

Adamas Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	47-0934168 (I.R.S. Employer Identification No.)

90 Park Avenue New York, New York (Address of Principal Executive Offices)	10016 (Zip Code)

Adamas Trust, Inc. 2017 Equity Incentive Plan
(Full title of the plan)

Jason T. Serrano
Chief Executive Officer
Adamas Trust, Inc.
90 Park Avenue
New York, New York 10016
(Name and address of agent for service)

(212) 792-0107
(Telephone number, including area code, of agent for service)

Copies of all communications to:

Christopher C. Green Vinson & Elkins L.L.P. 2200 Pennsylvania Avenue NW Suite 500 West Washington, DC 20037 (202) 639-6500
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange
Act.

Large accelerated filer	☐	Accelerated filer	☒
Non-accelerated filer	☐	Smaller reporting company	☐
		Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

EXPLANATORY NOTE

This Registration Statement on Form S-8 (the “Registration Statement”) is being filed by Adamas Trust, Inc. (the “Registrant”) to register an additional 9,000,000 shares of common stock, $0.01 par value per share (the “Common Stock”), reserved and available for delivery under the Adamas Trust, Inc. 2017 Equity Incentive Plan (as amended from time to time, the “Plan”). Such shares consist of shares of Common Stock that became available for delivery under the Plan pursuant to the Third Amendment to the Plan and shares of Common Stock that may again become available for delivery with respect to awards under the Plan pursuant to the share counting, share recycling and other terms and conditions of the Plan. The Third Amendment to the Plan was adopted by the board of directors of the Registrant on April 23, 2026 and approved by the stockholders of the Registrant on June 11, 2026.

Accordingly, the contents of the prior Registration Statements on Form S-8 filed by the Registrant with the Securities and Exchange Commission (the “Commission”) on May 22, 2017 (File No. 333-218165) relating to the Plan, on July 1, 2019 (File No. 333-232452) relating to the First Amendment to the Plan and on June 16, 2021 (File No. 333-257146) relating to the Second Amendment to the Plan (collectively, the “Prior Registration Statements”), including periodic reports that the Registrant filed after the Prior Registration Statements to maintain current information about the Registrant, are incorporated by reference into this Registration Statement pursuant to General Instruction E of Form S-8, except as amended hereby. The Prior Registration Statements are currently effective.

Part I

INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

In accordance with the instructional note to Part I of Form S-8, as promulgated by the Commission, the information specified by Part I of Form S-8 has been omitted from this Registration Statement. The documents containing the information specified in Part I will be delivered to the participants in the Plan covered by this Registration Statement as required by Rule 428(b)(1) under the Securities Act of 1933, as amended (the “Securities Act”).
Part II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.

The following documents of the Registrant, which are on file with the Commission, are incorporated herein by reference and made a part hereof:

1.Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the Commission on February 20, 2026;

2.Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026, filed with the Commission on May 1, 2026;

3.Current Reports on Form 8-K filed with the Commission on January 13, 2026, March 19, 2026, June 11, 2026 and June 12, 2026;

4.The information specifically incorporated by reference into the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 from the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the Commission on April 24, 2026; and

5.The description of the Registrant’s Common Stock contained in the Registration Statement on Form 8-A filed with the Commission on June 3, 2008.

All reports and other documents filed by the Registrant (other than any portion of such filings that are furnished under applicable rules of the Commission rather than filed) pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been issued or which deregisters all securities then remaining unissued, shall be deemed to be incorporated by reference into this Registration Statement and to be part hereof from the date of filing of such reports and documents.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Registration Statement shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which is also or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 8. Exhibits.

Exhibit	Description
3.1	Articles of Amendment and Restatement of Adamas Trust, Inc., as amended (Incorporated by reference to Exhibit 3.1 to the Registrant’s Quarterly Report on Form 10-Q filed with the Commission on November 4, 2025).

3.2	Articles of Amendment effecting the change of the name of the Registrant (Incorporated by reference to Exhibit 3.1 of the Registrant’s Current Report on Form 8-K filed with the Commission on September 2, 2025).

3.3	Fourth Amended and Restated Bylaws of Adamas Trust, Inc. (Incorporated by reference to Exhibit 3.2 to the Registrant’s Current Report on Form 8-K filed with the Commission on September 2, 2025).

3.4	Articles Supplementary classifying and designating the 8.00% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock (the “Series D Preferred Stock”) (Incorporated by reference to Exhibit 3.6 to the Registrant’s Registration Statement on Form 8-A filed with the Commission on October 10, 2017).

3.5	Articles Supplementary classifying and designating 2,650,000 additional shares of the Series D Preferred Stock (Incorporated by reference to Exhibit 3.3 of the Registrant’s Current Report on Form 8-K filed with the Commission on March 29, 2019).

3.6	Articles Supplementary classifying and designating the 7.875% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock (the “Series E Preferred Stock”) (Incorporated by reference to Exhibit 3.9 to the Registrant’s Registration Statement on Form 8-A filed with the Commission on October 15, 2019).

3.7	Articles Supplementary classifying and designating 3,000,000 additional shares of the Series E Preferred Stock (Incorporated by reference to Exhibit 3.1 of the Registrant’s Current Report on Form 8-K filed with the Commission on November 27, 2019).

3.8	Articles Supplementary classifying and designating 6.875% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock (the “Series F Preferred Stock”) (Incorporated by reference to Exhibit 3.9 to the Registrant’s Registration Statement on Form 8-A filed with the Commission on July 6, 2021).

3.9	Articles Supplementary classifying and designating 2,000,000 additional shares of the Series F Preferred Stock (Incorporated by reference to Exhibit 3.1 of the Registrant’s Current Report on Form 8-K filed with the Commission on August 11, 2021).

3.10	Articles Supplementary classifying and designating 7.000% Series G Cumulative Redeemable Preferred Stock (the “Series G Preferred Stock”) (Incorporated by reference to Exhibit 3.10 to the Registrant’s Registration Statement on Form 8-A filed with the Commission on November 23, 2021).

3.11	Articles Supplementary classifying and designating 2,000,000 additional shares of the Series G Preferred Stock (Incorporated by reference to Exhibit 3.1 of the Registrant’s Current Report on Form 8-K filed with the Commission on March 2, 2022).

4.1	Form of Common Stock Certificate (Incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form S-11 (Registration No. 333-111668) as filed with the Commission on June 18, 2004).

4.2	Form of Certificate representing the Series D Preferred Stock (Incorporated by reference to Exhibit 3.7 to the Registrant’s Registration Statement on Form 8-A filed with the Commission on October 10, 2017).

4.3	Form of Certificate representing the Series E Preferred Stock (Incorporated by reference to Exhibit 3.10 to the Registrant’s Registration Statement on Form 8-A filed with the Commission on October 15, 2019).

4.4	Form of Certificate representing the Series F Preferred Stock (Incorporated by reference to Exhibit 3.10 to the Registrant’s Registration Statement on Form 8-A filed with the Commission on July 6, 2021).

4.5	Form of Certificate representing the Series G Preferred Stock (Incorporated by reference to Exhibit 3.11 to the Registrant’s Registration Statement on Form 8-A filed with the Commission on November 23, 2021).

4.6	Indenture, dated January 23, 2017, between the Registrant and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on January 23, 2017).

4.7	Second Supplemental Indenture, dated as of June 28, 2024, between the Registrant and U.S. Bank Trust Company, National Association, as trustee (Incorporated by reference to Exhibit 4.9 to the Registrant’s Registration Statement on Form 8-A filed with the Commission on June 28, 2024).

4.8	Form of 9.125% Senior Notes due 2029 (Incorporated by reference to Exhibit 4.10 to the Registrant’s Registration Statement on Form 8-A filed with the Commission on June 28, 2024).

4.9	Third Supplemental Indenture, dated as of January 14, 2025, between the Registrant and U.S. Bank Trust Company, National Association, as trustee (Incorporated by reference to Exhibit 4.11 to the Registrant’s Registration Statement on Form 8-A filed with the Commission on January 14, 2025).

4.10	Form of 9.125% Senior Notes due 2030 (Incorporated by reference to Exhibit 4.12 to the Registrant’s Registration Statement on Form 8-A filed with the Commission on January 14, 2025).

4.11	Fourth Supplemental Indenture, dated July 8, 2025, between the Registrant and U.S. Bank Trust Company, National Association, as trustee (Incorporated by reference to Exhibit 4.14 to the Registrant’s Registration Statement on Form 8-A filed with the Commission on July 8, 2025).

4.12	Form of 9.875% Senior Notes Due 2030 of the Registrant (Incorporated by reference to Exhibit 4.15 to the Registrant’s Registration Statement on Form 8-A filed with the Commission on July 8, 2025).

4.13	Fifth Supplemental Indenture, dated January 13, 2026, between the Registrant and U.S. Bank Trust Company, National Association, as trustee (Incorporated by reference to Exhibit 4.16 to the Registrant’s Registration Statement on Form 8-A filed with the Commission on January 13, 2026).

4.14	Form of 9.250% Senior Notes Due 2031 of the Registrant (Incorporated by reference to Exhibit 4.17 to the Registrant’s Registration Statement on Form 8-A filed with the Commission on January 13, 2026).

Certain instruments defining the rights of holders of long-term debt securities of the Registrant and its subsidiaries are omitted pursuant to Item 601(b)(4)(iii) of Regulation S-K. The Registrant hereby undertakes to furnish to the Commission, upon request, copies of any such instruments.

4.15	Adamas Trust, Inc. 2017 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on May 15, 2017).

4.16	First Amendment to the Adamas Trust, Inc. 2017 Equity Incentive Plan (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed with the Commission on June 28, 2019).

4.17	Second Amendment to the Adamas Trust, Inc. 2017 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on June 14, 2021).

4.18	Third Amendment to the Adamas Trust, Inc. 2017 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on June 11, 2026).

5.1*	Opinion of Vinson & Elkins L.L.P.

23.1*	Consent of Grant Thornton LLP.

23.2*	Consent of Vinson & Elkins L.L.P. (included in the opinion filed as Exhibit 5.1 to this Registration Statement).

24.1*	Power of Attorney (included on the signature page of this Registration Statement).

107.1*	Filing Fee Table.

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 2, 2026.

ADAMAS TRUST, INC.
(Registrant)

By:	/s/ Kristine R. Nario-Eng
Kristine R. Nario-Eng
Chief Financial Officer

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below authorizes and appoints Jason T. Serrano, Nicholas Mah and Kristine R. Nario-Eng, and each of them, any of whom may act without the joinder of the other, as such person’s true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all instruments that such attorney may deem necessary or advisable under the Securities Act, and any rules, regulations and requirements of the Commission in connection with this Registration Statement and any and all amendments thereto, and any additional registration statement filed pursuant to Rule 462(b) under the Securities Act (including post-effective amendments to this Registration Statement and any such related registration statements), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Commission or any other regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated on July 2, 2026.

Signature	Title

/s/ Jason T. Serrano	Chief Executive Officer and Director
Jason T. Serrano	(Principal Executive Officer)

/s/ Kristine R. Nario-Eng	Chief Financial Officer
Kristine R. Nario-Eng	(Principal Financial Officer and Principal Accounting Officer)

/s/ Steven R. Mumma	Chairman of the Board
Steven R. Mumma

/s/ Eugenia R. Cheng	Director
Eugenia R. Cheng

/s/ Michael B. Clement	Director
Michael B. Clement

/s/ Audrey E. Greenberg	Director
Audrey E. Greenberg

/s/ Steven G. Norcutt	Director
Steven G. Norcutt

/s/ Lisa A. Pendergast	Director
Lisa A. Pendergast